UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 20, 2024
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Personal Loan Warehouse Amendment

On September 20, 2024, Oportun PLW Trust, a subsidiary of Oportun Financial Corporation (the “Company”), Wilmington Trust, National Association as collateral agent, administrative agent, paying agent, securities intermediary and depositary bank and certain lenders from time to time party thereto (the “Lenders”), entered into an Amendment to the Loan and Security Agreement (the “PLW Amendment”), and other related documents (together with the PLW Amendment, the “Master Amendment”) to amend certain provisions of the Company’s personal loan warehouse facility (the “PLW Facility”).

Following the Master Amendment, the PLW Facility has a two-year term and a borrowing capacity of $306.45 million. Borrowings under the Loan and Security Agreement accrue interest at a rate equal to Term SOFR plus a weighted average spread of 3.45% and the advance rate for the PLW Facility is 95.0%, subject to certain default and delinquency triggers that could lower the advance rate to 92.0%.

The Master Amendment also amends certain financial maintenance covenants that require the Company and its subsidiaries to not exceed a specified leverage ratio, to maintain a minimum tangible net worth, and to maintain a minimum level of unrestricted cash or cash equivalents while any borrowings under the Loan and Security Agreement are outstanding, and makes certain other immaterial changes.

The foregoing description of the Master Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Master Amendment, a copy of which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q.

Receivables Purchase and Sale Agreement

On September 24, 2024, Oportun Inc., Oportun CCW Trust and Oportun CCW Depositor, LLC, each a subsidiary of the Company, and Continental Purchasing, LLC (“Continental”) entered into a Receivables Purchase and Sale Agreement (the “Purchase Agreement”), pursuant to which Continental has agreed to purchase, and the Company has agreed to sell, the Company’s credit card portfolio in exchange for approximately 70% of the receivables balance of current and less than 30-day delinquent receivables (the “Card Transaction”).

The closing of the Card Transaction (the “Closing”) will occur at the same time as the transfer of the accounts underlying the receivables, both of which are anticipated to take place on or around November 10, 2024.

The consummation of the Card Transaction is subject to various closing conditions and the Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification obligations, by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.

Each of the parties is required to use their respective commercially reasonable efforts to consummate the Closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On September 23, 2024, the Company issued a press release announcing the Master Amendment. A copy of the press release is attached as Exhibit 99.1 hereto.

On September 25, 2024, the Company issued a press release announcing the Card Transaction. A copy of the press release is attached as Exhibit 99.2 hereto.

The information provided pursuant to this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. The furnishing of the information provided pursuant to this Item 7.01 is not intended to, and does not, constitute a determination or admission by the Company that the information provided pursuant to this Item 7.01 is material or complete, or that investors should consider such information before making an investment decision with respect to any security of the Company.

Forward Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements as to the expected terms, timing, completion, and effects of the Card Transaction. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, conditions to the Closing may not be satisfied or waived in a timely manner or at all and the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
10.1	Receivables Purchase Agreement, dated as of September 24, 2024, by and among Oportun, Inc., Oportun CCW Trust, Oportun CCW Depositor, LLC and Continental Purchasing, LLC.*
99.1	Press Release dated September 23, 2024.
99.2	Press Release dated September 25, 2024.
104	Cover Page Interactive Data File embedded within the Inline XBRL document

*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	September 26, 2024	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)